EXHIBIT 31.3

Certification of Chief Executive Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Eyal Waldman, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Mellanox Technologies, Ltd.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 23, 2020

By:	/s/ EYAL WALDMAN
	Name:	Eyal Waldman
	Title:	President and Chief Executive
Officer
(Principal Executive Officer)